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Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

        In connection with the Annual Report of UAP Holding Corp. (the "Company") on Form 10-K for the year ended February 24, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, L. Kenneth Cordell, President and Chief Executive Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to my knowledge:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 18, 2008
By:	/s/ L. KENNETH CORDELL L. Kenneth Cordell President and Chief Executive Officer Principal Executive Officer

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  Exhibit 32.1